                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                        CROMPTON CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
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           and 0-11.
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                applies:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[LOGO]


                                                                     CROMPTON CORPORATION
                                                                        One American Lane
                                                                      Greenwich, CT 06831
                                                                       VINCENT A. CALARCO
                                                                  Chairman, President and
                                                                  Chief Executive Officer

Dear Stockholder:

    You are cordially invited to attend the annual meeting of stockholders of Crompton Corporation to be held at 11:15 a.m. on Tuesday, April 30, 2002, at the Dolce Heritage, 522 Heritage Road, Southbury, Connecticut.

    Information about the business of the meeting and the nominee for election as a member of the Board of Directors is set forth in the formal meeting notice and Proxy Statement on the following pages. This year you are asked to elect one director and to ratify the Board of Directors' selection of an independent auditor for the fiscal year ending December 31, 2002.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend the session in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope as promptly as possible. Alternatively, you may choose to vote by telephone or on the internet in accordance with the instructions found on your proxy card.

    The Company's fiscal year 2001 Annual Report is being mailed to stockholders herewith, but it is not part of the proxy solicitation material.

                                           Respectfully yours,

                                           /s/ VINCENT A. CALARCO

                                           Vincent A. Calarco
                                           Chairman, President &
                                           Chief Executive Officer

March 29, 2002

[LOGO]

                              CROMPTON CORPORATION
                     ONE AMERICAN LANE, GREENWICH, CT 06831
                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                            TUESDAY, APRIL 30, 2002
                            11:15 A.M. EASTERN TIME
                                 DOLCE HERITAGE
                               522 HERITAGE ROAD
                             SOUTHBURY, CONNECTICUT
                                     AGENDA

    1. To elect one director, Mr. Robert A. Fox, for a term of three years expiring at the 2005 Annual Meeting of Stockholders and until his successor is elected and qualified;

    2. To ratify the appointment of KPMG LLP as the Company's independent auditors for 2002; and

    3.  To transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 1, 2002, are entitled to notice of the annual meeting and may vote at the meeting and any adjournment thereof.

    We urge you to date, sign and return the enclosed proxy promptly whether or not you plan to attend the annual meeting. You may also vote by telephone or on the internet in accordance with the instructions found on your proxy card. If you attend the meeting, you may still vote your shares in person, if you wish.

                                           By Order of the Board of Directors,
                                           [LOGO]
                                           Barry J. Shainman
                                           Secretary

March 29, 2002

                               TABLE OF CONTENTS

  ----------------------------------------------------------------------------

Proxy Statement.                                                     1
About the Meeting...........................................      1
Election of One Director....................................      4
Board of Directors..........................................      5
Corporate Governance........................................      8
Principal Holders of Voting Securities......................     10
Security Ownership of Management............................     11
Report of the Committee on Executive Compensation...........     12
Report of the Audit Committee...............................     14
Performance Graph...........................................     16
Officers' and Directors' Compensation.......................     17
Approval of Selection of Independent Auditor................     22
Section 16(a) Beneficial Ownership Reporting Compliance.....     23
Other Matters...............................................     23
Appendix A..................................................    A-1

                                PROXY STATEMENT

  ----------------------------------------------------------------------------

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the annual meeting of the stockholders of the Company to be held on April 30, 2002, at the Dolce Heritage, 522 Heritage Road, Southbury, Connecticut, and at any adjournment thereof.

    The Company's annual report for the fiscal year ended December 31, 2001, accompanies this Proxy Statement. It is not proxy soliciting material, nor is it incorporated herein by reference.

    This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about March 29, 2002.

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                               ABOUT THE MEETING

--------------------------------------------------------------------------------

Q:                      WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

A: At the Annual Meeting, the Company's stockholders will be asked to vote on the matters listed in the accompanying notice of annual meeting, namely:

                        *  the election of Mr. Robert A. Fox as a director; and

                        *  the ratification of KPMG LLP as the Company's independent auditors for 2002.

                        Stockholders will also transact other business that may
                        properly come before the meeting. The Company's management will be present at the meeting to report on the Company's
                        performance during 2001, and will answer stockholder
                        questions.
                        ------------------------------------------------------------

Q:                      WHO IS ENTITLED TO VOTE?

A:                      Stockholders as of the close of business on the record date,
                        March 1, 2002, are entitled to vote their shares of the
                        Company's common stock. Each outstanding share of common
                        stock is entitled to one vote. At the close of business on the record date, there were 113,188,090 shares of the
                        Company's common stock outstanding. The Company has no other voting securities issued and outstanding.
                        ------------------------------------------------------------

Q:                      HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A:                      A quorum must be present at the meeting for business to be conducted. A quorum is reached when there are present at the meeting, in person or by proxy, the holders of a majority of the shares of the Company's common stock outstanding on the record date. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for
                        purposes of calculating the vote, but will not be considered to have been voted in favor of the item voted upon. Broker non-votes will be included for purposes of determining a
                        quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote so they will
                        not affect the outcome of any proposal.
                        ------------------------------------------------------------

Q:                      WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

A:                      If a quorum is not present at the time of the meeting, the stockholders who are represented may adjourn the meeting
                        until a quorum is present. The time and place of the
                        adjourned meeting will be announced at the time the
                        adjournment is taken, and no other notice will be given.
                        ------------------------------------------------------------

Q:                      HOW DO I VOTE?

A:                      You may vote in any of three ways:

                        *  YOU MAY VOTE BY MAIL if you complete, sign and date the accompanying proxy card and return it in the prepaid
                           envelope. Your shares will be voted confidentially and in
                           accordance with your instructions;

                        *  YOU MAY VOTE BY TELEPHONE OR INTERNET in accordance with the instructions found on your proxy card; and

                        *  YOU MAY VOTE IN PERSON if you are a registered
                        stockholder and attend the meeting and deliver your
                           completed proxy card in person. At the meeting, the
                           Company will also pass out written ballots to registered
                           stockholders who wish to vote in person at the meeting.
                           Beneficial owners of shares held in "street name" who
                           wish to vote at the meeting will need to obtain a proxy
                           form from the institution that holds their shares.
                        ------------------------------------------------------------

Q:                      HOW MANY VOTES DOES IT TAKE TO APPROVE THE ITEMS TO BE VOTED
                        UPON?

A:                      Directors are elected by a plurality. This means that
                        assuming a quorum is present at the meeting, Mr. Fox will be elected if he receives more affirmative votes cast for
                        director than any other person. The affirmative vote of a
                        majority of the shares having voting power present in person or represented by proxy at the meeting is needed to ratify the selection of KPMG LLP as the Company's independent
                        auditors for 2002.
                        ------------------------------------------------------------

Q:                      CAN I REVOKE MY PROXY BEFORE IT IS EXERCISED?

A: Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting:

                        *  by signing another proxy with a later date;

                        *  by voting by telephone or on the internet after the date and time of your last telephone or internet vote; or

                        *  if you are a registered stockholder, by giving written
                        notice of such revocation to the Secretary of the Company
                           prior to or at the meeting or by voting in person at the
                           meeting.

                        Attendance at the meeting will not automatically revoke a
                        previously granted proxy.
                        ------------------------------------------------------------

Q:                      WHO WILL COUNT THE VOTES?

A:                      The Company's transfer agent, Mellon Investor Services LLC, will tabulate and certify the votes and act as inspector of election at the meeting.
                        ------------------------------------------------------------

Q:                      HOW ARE SHARES IN THE CROMPTON EMPLOYEE SAVINGS PLAN,
                        CROMPTON EMPLOYEE STOCK OWNERSHIP PLAN, CROMPTON EMPLOYEE
                        STOCK PURCHASE PLAN AND CROMPTON DIVIDEND REINVESTMENT PLAN
                        VOTED?

A:                      The shares of Company common stock held by the trustee under the Crompton Employee Savings Plan and the Crompton Employee
                        Stock Ownership Plan and in each employee's account under
                        the Crompton Employee Stock Purchase Plan and Crompton
                        Dividend Reinvestment Plan will be voted according to each employee's voting instructions. If no instructions are
                        received, the shares in the Crompton Employee Savings Plan,
                        Crompton Employee Stock Ownership Plan and Crompton Employee
                        Stock Purchase Plan will not be voted while an individual's shares in the Crompton Dividend Reinvestment Plan will be
                        voted in the same manner that such person's shares held of record are voted.
                        ------------------------------------------------------------

Q:                      WHO IS SOLICITING MY VOTE AND WHO PAYS THE COST?

A:                      The Company has retained Mellon Investor Services LLC to
                        assist in the distribution of proxy materials and the
                        solicitation of votes for a fee of $4,500, excluding
                        out-of-pocket expenses. The Company will pay the entire cost of the solicitation and will reimburse banks, brokerage
                        firms, custodians, nominees and fiduciaries for their
                        reasonable expenses in sending proxy materials to the
                        beneficial owners of the Company stock. Proxies may be
                        solicited personally, by mail, by telephone, by facsimile or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular
                        compensation.
                        ------------------------------------------------------------

Q:                      WHEN ARE THE YEAR 2003 STOCKHOLDER PROPOSALS DUE?

A:                      If a stockholder wants a proposal to be included in the
                        Company's proxy statement for the 2003 Annual Meeting of
                        Stockholders, the proposal, in writing and addressed to the
                        Company's Secretary, must be received by the Company no
                        later than November 30, 2002. If a stockholder wishes to
                        recommend nominees to the Board of Directors, or to bring
                        other business before an annual meeting, the proposal, in
                        writing and addressed to the Company's Secretary, must be
                        received by the Company no later than January 31, 2003, or not later than ten days after notice of the date of the
                        annual meeting is given to stockholders, whichever date is earlier.
                        ------------------------------------------------------------

Q:                      WHAT OTHER INFORMATION ABOUT THE COMPANY IS AVAILABLE?

A:                      Interested parties may request a copy of the Company's
                        Annual Report on Form 10-K and our quarterly financial news releases by fax or through the mail. This and other
                        important information about the Company is also available on our web site at www.cromptoncorp.com.

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                            ELECTION OF ONE DIRECTOR

--------------------------------------------------------------------------------

    The by-laws of the Company provide for a board of directors of not less than eight nor more than fifteen directors, as determined from time to time by a resolution of the Board, divided into three classes. Directors of one class are elected each year for a term of three years. There are currently eight directors in office, one of whom is standing for election as Class II director whose term will expire at the 2005 annual meeting, three of whom are Class III directors whose term will expire at the 2003 annual meeting, and three of whom are Class I directors whose term will expire at the 2004 annual meeting.

    The Board has nominated Mr. Robert A. Fox to serve as Class II director for a three-year term expiring at the 2005 annual meeting and until his successor is elected and has qualified. Mr. Fox is a member of the present Board and has served as a director since 1990. All of the incumbent directors, including
Mr. Fox, have previously been elected by the stockholders. If Mr. Fox is not available, an event not anticipated, the proxies will be voted for a substitute if any is designated by the Board of Directors.

    Mr. Harry G. Hohn will reach age 70 during this fiscal year, the normal retirement age for directors, and will retire from the Board effective on the date of the 2002 annual meeting. The Company is currently taking steps to identify a candidate to fill the vacancy on the Board created by the retirement of Mr. Hohn.

                               BOARD OF DIRECTORS

  ----------------------------------------------------------------------------

NOMINEE FOR DIRECTOR

                                 CLASS II (TO SERVE UNTIL THE ANNUAL MEETING OF
                                 STOCKHOLDERS IN 2005)

                                 ROBERT A. FOX, 64, is the Managing General Partner of
            [LOGO]               Fox Investments L.P., an investment management
                                 company, Palo Alto, CA, and Chairman of AgriCapital
                                 Advisors, an advisory board to AgriCapital
                                 Corporation, a New York, NY based firm providing
                                 banking, financing and consulting services to the
                                 agriculture industry. He is former President and Chief
                                 Executive Officer of Foster Farms, a privately held,
                                 integrated poultry company, Livingston, CA. Mr. Fox
                                 has been a director of the Company, or a predecessor
                                 company, since 1990. He also serves as a director of
                                 the American Balanced Fund, Fundamental Investors, the
                                 Growth Fund of America, Inc., the Income Fund of
                                 America, Inc., the New Perspective Fund and the New
                                 World Fund, Inc. He also serves as a trustee of the
                                 Euro-Pacific Growth Fund.

INCUMBENT DIRECTORS

                                 CLASS III (TO SERVE UNTIL THE ANNUAL MEETING OF
                                 STOCKHOLDERS IN 2003)

                                 VINCENT A. CALARCO, 59, is Chairman of the Board,
            [LOGO]               President and Chief Executive Officer of the Company
                                 and served a predecessor corporation in those same
                                 capacities. Mr. Calarco has been a director of the
                                 Company, or a predecessor company, since 1985. He also
                                 serves as a director of Consolidated Edison, Inc. and
                                 Newmont Mining Corporation.

                                 ROGER L. HEADRICK, 65, is the Managing General Partner
            [LOGO]               of HMCH Ventures, a private investment company,
                                 Wayzata, MN, the President and Chief Executive Officer
                                 of ProtaTek International, Inc., a biotechnical animal
                                 vaccine company, St. Paul, MN and Chairman of New
                                 Biotics, Inc., a cancer research and development
                                 company, San Diego, CA. Mr. Headrick is the former
                                 President and Chief Executive Officer of the Minnesota
                                 Vikings Football Club, Inc., Eden Prairie, MN. Mr.
                                 Headrick has been a director of the Company, or a
                                 predecessor company, since 1988. He also serves as a
                                 director of Caremark Rx, Inc.

                                 PATRICIA K. WOOLF, PH.D., 67, is a private investor,
            [LOGO]               and Lecturer in the Department of Molecular Biology,
                                 Princeton University, Princeton, NJ. Dr. Woolf has
                                 been a director of the Company, or a predecessor
                                 company, since 1994. She also serves as a director of
                                 the American Balanced Fund, Fundamental Investors, the
                                 Growth Fund of America, Inc., the Income Fund of
                                 America, Inc., Smallcap World Fund, Inc., First Energy
                                 Corporation and the National Life Holding Co. Dr.
                                 Woolf also serves as a trustee of the New Economy
                                 Fund.

                                 CLASS I (TO SERVE UNTIL THE ANNUAL MEETING OF
                                 STOCKHOLDERS IN 2004)

                                 LEO I. HIGDON, JR., 55, is the President of the
            [LOGO]               College of Charleston, Charleston, SC. He is the
                                 former President of Babson College, Babson Park, MA,
                                 and former Dean of the Darden Graduate School of
                                 Business Administration of the University of Virginia,
                                 Charlottesville, VA. Mr. Higdon is also a former
                                 Managing Director and member of the Executive
                                 Committee of Salomon Brothers, an investment banking
                                 firm, New York, NY. Mr. Higdon has been a director of
                                 the Company, or a predecessor company, since 1993. He
                                 also serves as a director of Newmont Mining
                                 Corporation and Eaton Vance Corp.

                                 C. A. (LANCE) PICCOLO, 61, is President and Chief
            [LOGO]               Executive Officer of HealthPic Consultants, Inc., a
                                 strategic health-care consulting firm, Lincolnshire,
                                 IL. Prior to the merger of Caremark International Inc.
                                 and MedPartners/Mullikin, Inc., he was the Chairman
                                 and Chief Executive Officer of Caremark International
                                 Inc., a provider of alternate-site health-care
                                 services, North Brook, IL. He is former Executive Vice
                                 President of Baxter International Inc., a supplier of
                                 health-care products, Deerfield, IL. Mr. Piccolo has
                                 been a director of the Company, or a predecessor
                                 company, since 1988. He also serves as a director and
                                 Vice Chairman of the Board of Caremark Rx, Inc. and as
                                 a director of Novamed Eyecare, Inc.

                                 BRUCE F. WESSON, 59, is President of Galen Associates,
            [LOGO]               a health care venture firm, New York, NY and a General
                                 Partner of Galen Partners, L.P., New York, NY. Prior
                                 to January 1991, he was Senior Vice President and
                                 Managing Director of Smith Barney, Harris Upham & Co.
                                 Incorporated, an investment banking firm, New York,
                                 NY. Mr. Wesson has been a director of the Company, or
                                 a predecessor company, since 1980. He also serves as
                                 Chairman of the Board of QMED and as a director of
                                 Halsey Drug Co., Inc. and Encore Medical Corp.

    The affirmative vote of the holders of a plurality of the shares that are present in person or represented by proxy at the meeting is required to elect directors.

    The Board of Directors recommends a vote FOR the election of Mr. Fox as a director, and proxies will be so voted unless stockholders specify to the contrary in their proxies.

    Proxies cannot be voted for a greater number of persons than the number of nominees named.

                              CORPORATE GOVERNANCE

  ----------------------------------------------------------------------------

ROLE OF THE BOARD OF DIRECTORS IN CORPORATE GOVERNANCE

    The Board of Directors of the Company is elected by the stockholders with the responsibility to oversee and direct the management of the Company so as to enhance stockholder value. The Board works with management to select and approve a corporate philosophy and mission and in connection therewith the Board reviews, approves and monitors management's strategic and business plans and the Company's financial objectives, plans and actions. The Board approves the Company's material transactions, significant capital allocations and expenditures and measures the performance of management in relation to the performance of peer companies and the speciality chemical industry as a whole. The Board also periodically reviews the performance of the Chief Executive Officer.

    The Board adopts policies of corporate conduct including compliance with applicable laws and regulations, auditing and accounting principles and financial controls, and the Company's own governing documents. The Board assesses its own effectiveness in fulfilling these and other Board responsibilities and performs such other functions as are prescribed by law, or assigned to the Board in the Company's governing documents.

ROLE OF THE ORGANIZATION, COMPENSATION AND GOVERNANCE COMMITTEE IN CORPORATE GOVERNANCE

    The Organization, Compensation and Governance Committee makes recommendations to the Board with respect to the organization, size and composition of the Board, including the assignment of directors to committees and committee chairmanships. The Committee identifies suitable candidates for Board membership, reviews their qualifications and proposes a slate of directors for election by the stockholders at each annual meeting.

    The Organization, Compensation and Governance Committee makes an annual assessment of the performance of the Board and reviews its corporate governance principles, recommends its compensation and advises the Board with respect to the selection and performance of the Chief Executive Officer. The Committee assists the Board in providing for the orderly succession in the top management of the Company.

BOARD MEETINGS HELD

    The Board of Directors held four regular meetings and one special meeting during 2001. All of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served in 2001.

BOARD COMMITTEES

    The Board has established four committees to assist it in the discharge of its responsibilities. Committee membership is limited to directors who are not employees of the Company.

                                COMMITTEE MEMBERSHIP
                                                ORGANIZATION,
                                  FINANCE AND   COMPENSATION AND    SAFETY, HEALTH
        NAME           AUDIT      PENSION       GOVERNANCE          AND ENVIRONMENT
---------------------     --           --               --                 --
Robert A. Fox             x                                                x
Roger L. Headrick                      x                *
Leo I. Higdon, Jr.                     *
Harry G. Hohn                          x                x
C. A. (Lance) Piccolo     x                             x
Bruce F. Wesson           *                                                x
Patricia K. Woolf         x                                                *
No. of Mtgs. in 2001      3            3                3                  2

* Chairman of the Committee

    The Audit Committee meets periodically with the Company's management to review the Company's major financial risk exposures and with the independent auditor to review the scope of the annual audit and the policies relating to internal auditing procedures and controls, provides general oversight with respect to the adequacy and effectiveness of the Company's internal administrative and business process controls and to the accounting principles employed in the Company's financial reporting, and reviews the Company's annual report on Form 10-K prior to its filing. The Audit Committee also recommends to the Board each year the selection of the auditor, evaluates the auditor's performance, has responsibility for approving professional non-audit services provided by the independent auditor, considers the possible effect of providing such non-audit services on the auditor's independence, and reviews the range of fees of the auditor for both audit and non-audit services.

    The Organization, Compensation and Governance Committee is responsible for the administration of the Company's compensation plans, including approval of the level of compensation for senior executive officers named in the proxy statement and adoption of bonus and deferred compensation plans and arrangements for executive officers. The Committee also makes recommendations with respect to the organization, size and composition of the Board, identifies suitable candidates for Board membership and reviews their qualifications, proposes a slate of directors for election by the stockholders at each annual meeting, and assists the Board in providing for orderly succession in the top management of the Company.

    The Finance and Pension Committee has the authority, which it may exercise when the Board is not in session, to approve certain debt financings and reviews and makes recommendations to the Board regarding the issuance or reacquisition of securities, major debt financings, capital expenditures, acquisitions, divestitures and other expenditures, dividend policy, management of pension assets, and risk management policy and strategy.

    The Safety, Health and Environment Committee provides guidance to and oversight of management with respect to safety, health and environmental matters including the review of the Company's safety, health and environmental performance, policies, standards, procedures, management systems and strategic plans. The Committee also recommends actions and policies that will enable the Company to achieve a high level of safety, health and environmental performance compared with its peers in the chemical industry and to maintain good relations with the Company's neighbors.

--------------------------------------------------------------------------------

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

--------------------------------------------------------------------------------

    The following persons were known to the Board of Directors to be the beneficial owner of more than 5% of the Company's outstanding voting securities as of December 31, 2001:

                                                 SHARES
                                              BENEFICIALLY        PERCENT OF
             NAME AND ADDRESS                     OWNED              CLASS
------------------------------------------  -----------------   ---------------
Capital Research and Management Company       10,671,200(1)          9.45%
  333 South Hope Street
  Los Angeles, CA 90071
Barrow, Hanley, Mewhinney & Strauss, Inc.     8,730,024(2)           7.73%
  3232 McKinney Avenue
  Dallas, TX 75204

(1) Capital Research and Management Company has advised that they have sole dispositive power for 10,671,200 shares. Capital Research and Management Company acts as investment advisor for Washington Mutual Investors
    Fund, Inc. with respect to 5,800,001 of the shares listed above. Capital Research and Management Company disclaims beneficial ownership of all shares pursuant to Rule 13d-4.

(2) Barrow, Hanley, Mewhinney & Strauss, Inc. has advised that they have sole voting power for 1,143,319 shares, shared voting power for 7,586,705 shares and sole dispositive power for 8,730,024 shares. Barrow, Hanley, Mewhinney & Strauss, Inc. acts as investment advisor for Vanguard Windsor Funds Windsor II Fund with respect to 6,238,569 of the shares listed above.

                        SECURITY OWNERSHIP OF MANAGEMENT

  ----------------------------------------------------------------------------

    The directors and the executive officers of the Company have advised that they were directly or indirectly the beneficial owners of outstanding Common Stock of the Company at the close of business on March 1, 2002, as set forth below, in each case representing less than one percent of such shares outstanding except as otherwise indicated. The table also shows the number of shares credited to the individual's account under the Directors Deferred Compensation Plan ("Deferred Compensation Plan"), Directors Restricted Stock Plan ("Restricted Stock Plan"), the Dividend Reinvestment Plan ("DRIP") and stock options exercisable within 60 days of March 1, 2002 ("Exercisable Options").

                             AMOUNT AND NATURE
                               OF BENEFICIAL
                               OWNERSHIP(1)            DEFERRED
                         -------------------------
                                        EXERCISABLE  COMPENSATION               RESTRICTED
         NAME            COMMON STOCK    OPTIONS        PLAN          DRIP      STOCK PLAN
-----------------------  ------------   ---------       -------       ------      ------
Vincent A. Calarco       1,285,161(2)   2,008,833        --           36,953       --
Robert A. Fox                 48,562       53,083        14,316          716      13,952
Roger L. Headrick             44,000       53,083        15,989        1,760      15,677
Leo I. Higdon, Jr.             7,000       52,241        15,633          176       2,727
Harry G. Hohn                    933       27,917        24,493        --          --
C.A. (Lance) Piccolo           2,400       53,083        14,470        1,564      14,139
Bruce F. Wesson                3,235       27,917        26,465        --          --
Patricia K. Woolf              4,875       51,308        10,961          558       6,288
Joseph B. Eisenberg           69,238      458,443        --            --          --
Gerald H. Fickenscher     109,552(3)      182,333        --            --          --
Alfred F. Ingulli         173,338(4)      524,544        --            --          --
William A. Stephenson      70,460(5)      349,811        --            --          --
Directors and Executive
  Officers as a Group
  (23 persons).........  2,754,121(6)   6,057,162       122,327       45,221      52,783

(1) Except as noted below, the executive officers and directors have both sole voting and sole investment power over the shares reflected in this table.

(2) Includes 499,785 shares held under the 1988 Long Term Incentive Plan (the "1988 Plan") and the Crompton Corporation Employee Stock Ownership Plan (the "ESOP"), as to which he has voting but, except with respect to 49,912 shares in the ESOP, no investment power; 12,126 shares acquired through the Benefit Equalization Plan Trust (the "BEP"); 58,872 shares owned by his wife and 33,833 shares held in trust for their children, as to which he disclaims beneficial ownership. Mr. Calarco is deemed to be the beneficial owner of 2.9% of the outstanding shares of the Company's Common Stock.

(3) Includes 2,740 shares held under the ESOP as to which he has voting but no investment power.

(4) Includes 35,885 shares held under the 1988 Plan and the ESOP as to which he has voting but, except with respect to 1,704 shares in the ESOP, no investment power.

(5) Includes 23,968 shares held under the 1988 Plan and the ESOP as to which he has voting but, except with respect to 1,762 shares in the ESOP, no investment power.

(6) Includes 970,957 shares held under the 1988 Plan and the ESOP, as to which they have voting but, except with respect to 199,864 shares in the ESOP, no investment power; 40,951 shares held through the BEP; 5,080 shares held through the Crompton Corporation Employee Stock Purchase Plan; and 95,306 shares owned by wives and in trusts for children, as to which beneficial ownership is disclaimed. Directors and Executive Officers as a group are deemed to be the beneficial owner of 7.6% of the outstanding shares of the Company's Common Stock.

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                            REPORT OF THE COMMITTEE
                           ON EXECUTIVE COMPENSATION

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EXECUTIVE COMPENSATION PHILOSOPHY

    The compensation program for the Company's executive officers is administered in accordance with a pay for performance philosophy to link executive compensation with the values, objectives, business strategy, management initiatives and financial performance of the Company. In addition, a significant portion of each executive officer's compensation is contingent upon the creation of shareholder value.

    The Organization, Compensation and Governance Committee of the Board (the "Committee") believes that stock ownership by management and restricted stock-based performance compensation plans serve to align the interests of management and other stockholders in the enhancement of shareholder value. To that end, executive officers are encouraged to retain the shares they earn through the compensation programs and are given the opportunity to defer receipt of the shares of common stock.

    The compensation of the Company's executive officers comprises cash and equity components and is designed to be competitive and highly leveraged based upon corporate financial performance and shareholder returns. The compensation program provides an opportunity to earn compensation in the third quartile within the chemical industry as well as within a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than competitive levels in surveyed companies based upon annual and long-term performance of the Company as well as individual performance. Several performance measures are used for compensation purposes for the Company's executive officers and heads of the businesses. Primary measures used in the annual and long-term incentive programs include earnings growth, debt reduction and market cap growth, with executives also linked to shareholder return through stock options and restricted performance share awards.

BASE SALARIES

    Base salary ranges at the median to 75th percentile levels for executive officers are determined after reviewing data from several national surveys on salaries for executives at broad groups of companies of similar size and complexity.

MANAGEMENT INCENTIVE PLAN

    Annual incentives may be earned under the Company's Management Incentive Plan. Target and maximum incentives (currently at 175% of target) are set by formula to offer executive officers an opportunity to earn annual compensation at the 75th percentile levels if high levels of performance are met.

STOCK OPTIONS AND PERFORMANCE SHARES

    Long-term incentives at the Company consist of annual grants of stock options and periodic grants of restricted performance shares that can be earned over a multi-year period based on goals selected by the Committee out of those approved under the 1998 Long-Term Incentive Plan. Awards are divided evenly in value between stock options and restricted performance shares and are set at levels designed to offer opportunities at the 75th percentile.

STOCK OWNERSHIP

    The Company has adopted stock ownership goals for its executive officers, which range from five times salary for the CEO to two times salary for the remaining officers. Total stock ownership for this group as of March 1, 2002, is 2,683,562 shares.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Committee's policy on the tax deductibility of compensation is to maximize deductibility to the extent possible without abdicating all of its discretionary power. To this end, the Committee has submitted complying plans to stockholders; however, the Committee has occasionally taken actions that result in non-deductible compensation and may do so again in the future when it determines that such actions are in the Company's best interests.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    In 2001, the base salary, incentive compensation, stock option and restricted stock awards for the Chief Executive Officer were determined by the Board of Directors based on the recommendations of the Committee using the principles outlined above. The Committee increased Mr. Calarco's base salary from $825,000 to $865,000 during fiscal year 2001 and granted him a stock option award of 350,000 shares. Based on the financial performance of the Company, Mr. Calarco and most other members of senior management were not eligible to receive an annual incentive payment for 2001 under the terms of the Management Incentive Plan.

ORGANIZATION, COMPENSATION AND GOVERNANCE COMMITTEE

    Decisions on compensation of the Company's executive officers are made by the Organization, Compensation and Governance Committee, a committee of the Board of Directors composed of the persons listed below, all of whom are non-employee directors. The Committee has retained an independent executive compensation consultant who has access to independent compensation data to evaluate the Company's executive compensation program.

    The Organization, Compensation and Governance Committee:

                                           Roger L. Headrick, Chairman
                                           Harry G. Hohn
                                           C. A. Piccolo

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                         REPORT OF THE AUDIT COMMITTEE

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    A copy of the written charter of the Audit Committee is attached as Appendix A to this Proxy Statement. The Company's Audit Committee consists of four independent members of the Board as defined in Sections 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards.

    The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001, with management. The Audit Committee has also discussed with the Company's independent auditors, KPMG LLP, the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosure from KPMG LLP required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP such auditing firm's independence. Based upon these reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing such report with the U.S. Securities and Exchange Commission.

    The Audit Committee:

                                           Bruce F. Wesson, Chairman
                                           Robert A. Fox
                                           C. A. Piccolo
                                           Patricia K. Woolf, Ph.D.

AUDIT FEES

    The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were $1.9 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The aggregate fees billed for professional services rendered by KPMG LLP for financial information systems design and implementation for the most recent fiscal year were $5.5 million.

ALL OTHER FEES

    The aggregate fees billed for professional services rendered by KPMG LLP other than audit fees and financial information systems design and implementation fees for the most recent fiscal year were $2.9 million of which $1.3 million were audit-related services and $1.6 million were tax-related services.

    The Audit Committee has considered whether the providing of financial information systems design and implementation and all other services by KPMG LLP to the Company is compatible with maintaining the independence of KPMG LLP and concluded that the independence of KPMG LLP is not compromised by the providing of such services.

                               PERFORMANCE GRAPH

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    The following graph compares the cumulative total return on the Common Stock of the Company for the last five fiscal years with the returns on the Standard & Poor's 500 Stock Index and the Chemicals (Specialty)-500 Index, assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the Chemicals (Specialty)-500 Index on December 31, 1996, and the reinvestment of all dividends.

                            COMPARISON OF FIVE-YEAR
              CUMULATIVE TOTAL RETURN AMONG CROMPTON CORPORATION,
                     S&P 500 AND CHEMICALS (SPECIALTY)-500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
CROMPTON CORPORATION        $100.00   $138.00   $108.90    $70.30    $56.30    $49.30
S&P 500                     $100.00   $133.30   $171.50   $207.50   $188.60   $166.20
CHEMICALS (SPECIALTY)-500   $100.00   $123.80   $105.50   $116.70   $103.80    $97.30

                                                  12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                                   ------     ------     ------     ------     ------     ------
CROMPTON CORPORATION...........................    $100.0     $138.0     $108.9     $ 70.3     $ 56.3     $ 49.3
S&P 500........................................    $100.0     $133.3     $171.5     $207.5     $188.6     $166.2
CHEMICALS (SPECIALTY)-500......................    $100.0     $123.8     $105.5     $116.7     $103.8     $ 97.3

Note: Assumes an initial investment of $100 on December 31, 1996. Total return includes reinvestment of dividends.

The Chemicals (Specialty)-500 Index companies are as follows: Ecolab Inc., Great Lakes Chemical Corporation, Hercules, Inc., International Flavors &
Fragrances Inc. and Sigma-Aldrich Corporation.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Organization, Compensation and Governance Committee, the Report of the Audit Committee and the Performance Graph shall not be deemed incorporated by reference into any such filings.

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                     OFFICERS' AND DIRECTORS' COMPENSATION

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    The following tables set forth information concerning compensation paid or to be paid to the chief executive officer of the Company and each of the four most highly compensated executive officers of the Company other than the chief executive officer, for services to the Company in all capacities during 1999, 2000 and 2001, except as noted, and options granted to and exercised by the same individuals during the period indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                                   COMPENSATION
                                             ANNUAL COMPENSATION                      AWARDS
                                 -------------------------------------------   --------------------
                                                                               RESTRICTED
                                                                   OTHER        STOCK     SECURITIES  ALL OTHER
           NAME AND                         SALARY      BONUS     COMPENSATION  AWARDS    UNDERLYING  COMPENSATION
      PRINCIPAL POSITION          YEAR        ($)        ($)       ($)(1)       ($)(2)    OPTIONS(#)     ($)
-------------------------------    ----     -------    -------     -------     --------    -------     --------
Vincent A. Calarco                 2001     861,667      --        116,959         --      350,000           --
  Chairman of the Board,           2000     823,750    500,000     176,502         --      375,000           --
  President and CEO                1999     787,500    405,000     152,905         --      800,000           --
Alfred F. Ingulli                  2001     371,667    170,000      70,304         --       60,000           --
  Executive Vice President,        2000     325,000    186,000      47,635         --       75,000           --
  Crop Protection                  1999     312,917    100,000      45,952         --      100,000           --
William A. Stephenson              2001     316,667    115,000      58,012         --       60,000           --
  Executive Vice President,        2000     286,667    235,000      42,022         --       75,000           --
  Plastics & Petroleum             1999     266,333    142,500      23,613         --      100,000           --
  Additives
Gerald H. Fickenscher              2001     282,500    105,000      51,043         --       60,000           --
  Regional Vice President,         2000     267,500    110,000      52,422         --       75,000           --
  Europe, Africa/Middle East       1999     220,000     50,000      40,082         --      100,000           --
Joseph B. Eisenberg(3)             2001     366,298      --         49,334         --           --           --
  Executive Vice President,        2000     350,000     25,000      44,034         --       75,000           --
  Polymer Additives                1999     294,583    100,000      43,873         --      200,000           --

(1) Includes the following amounts paid during 2001 under the Company's Supplemental Medical and Dental Reimbursement Plans (the "SMD"), The Uniroyal Age Supplement (the "AS"), the

    Uniroyal Chemical split dollar life insurance plan (the "SDP"), the Uniroyal Excess Cap Program (the "ECAP") or as employer contributions under the Company's Employee Stock Ownership Plan (the "ESOP") and Crompton Employee Savings Plan (the "CESP") (with that portion of the ESOP and CESP contributions in excess of the Section 401(k) and Section 415 limitations having been paid into the Company's Benefit Equalization Plan):
    Mr. Calarco, $6,082(SMD), $34,467(ESOP), $56,008(CESP); Mr. Ingulli,
    $28,520(AS), $6,098(SDP), $2,095(ECAP), $11,988 (ESOP), $9,517 (CESP);
    Mr. Stephenson, $9,455(AS), $3,334(SDP), $11,346(ECAP), $5,617(ESOP),
    $6,827(CESP); Mr. Fickenscher, $15,500(ESOP), $23,087 (CESP); and
    Dr. Eisenberg, $12,061(AS), $8,845(ECAP), $5,800(ESOP), $9,425(CESP).

(2) Total restricted stock outstanding for the persons shown in the table at the end of fiscal year 2001: Vincent A. Calarco, 644,578 shares valued at $5,801,202, of which 500,578 shares valued at $4,505,202 are forfeitable; Alfred F. Ingulli, 77,166 shares valued at $694,494, all of which shares are forfeitable; William A. Stephenson, 77,166 shares valued at $694,494, all of which shares are forfeitable; Gerald H. Fickenscher, 73,229 shares valued at $659,061, all of which shares are forfeitable; and Joseph B. Eisenberg, 77,166 shares valued at $694,494, all of which shares were earned. Dividends are paid on restricted shares from the date of grant but do not vest and are not distributed until the underlying shares are distributed.

(3) Dr. Eisenberg retired from the Company, effective December 31, 2001.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                  Individual Grants
                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                               PERCENT OF                              ANNUAL RATES OF STOCK
                                  NUMBER OF      TOTAL                                         PRICE
                                 SECURITIES     OPTIONS                                  APPRECIATION FOR
                                 UNDERLYING    GRANTED TO       EXERCISE                    OPTION TERM
                                   OPTIONS     EMPLOYEES IN     PRICE       EXPIRATION ---------------------
             NAME                GRANTED(#)    FISCAL YEAR      ($/SH)        DATE       5%($)      10%($)
-------------------------------  -----------   --------------   ---------   --------   ---------   ---------
Vincent A. Calarco                337,374(2)       19.16%         7.92      11/22/11   1,680,408   4,258,483
                                   12,626(3)        0.72%         7.92      10/23/11      62,888     159,371
Alfred F. Ingulli                  47,374(2)        2.69%         7.92      11/22/11     235,963     597,975
                                   12,626(3)        0.72%         7.92      10/23/11      62,888     159,371
William A. Stephenson              47,374(2)        2.69%         7.92      11/22/11     235,963     597,975
                                   12,626(3)        0.72%         7.92      10/23/11      62,888     159,371
Gerald H. Fickenscher              47,374(2)        2.69%         7.92      11/22/11     235,963     597,975
                                   12,626(3)        0.72%         7.92      10/23/11      62,888     159,371
Joseph B. Eisenberg                       --          --            --           --           --          --

(1) An option entitles the holder to purchase one share of the Common Stock of the Company at a purchase price equal to the fair market value of the Company's Common Stock on the date of grant of all of the options shown in the table. All options are subject to expiration prior to the dates shown in the table in case of death or termination of employment. The purchase price for stock on the exercise of options may be paid in cash or in shares of the Company's Common Stock already owned by the option holder, or by a combination thereof. In the event of a change in control of the Company, all of the options shown in the table will immediately become exercisable.

(2) Non-qualified options. Vest on 10/23/2002 and 10/23/2003.

(3) Incentive Stock options. Vest on 10/23/2003.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                    VALUE OF UNEXERCISED
                                    SHARES                  NUMBER OF SECURITIES    IN-THE-MONEY OPTIONS
                                   ACQUIRED                UNDERLYING UNEXERCISED       AT FY-END ($)
                                      ON         VALUE     OPTIONS AT FY-END (#)     12/31/01--FMV $9.23
                                   EXERCISE     REALIZED   ----------------------   ---------------------
              NAME                   (#)           $       EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
---------------------------------  ----------   --------   ---------   ----------   --------   ----------
Vincent A. Calarco                    --          --       2,008,833    804,167     673,994     896,162
Alfred F. Ingulli                    39,186     213,000      524,544     97,500     141,227     118,866
William A. Stephenson                10,649      49,399      349,811    130,833     103,463     148,407
Gerald H. Fickenscher                 --          --         182,333    139,167      99,349     148,407
Joseph B. Eisenberg                  14,875      58,379      458,443    104,167     165,079      99,349

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Hohn and Piccolo served as members and Mr. Headrick served as Chairman of the Organization, Compensation and Governance Committee during the last completed fiscal year. No member of the Organization, Compensation and Governance Committee is a current or former officer or employee of the Company or any of its subsidiaries.

RETIREMENT PLANS

    Each of the persons shown in the Summary Compensation Table on page 17 is covered by a supplemental retirement agreement with the Company.

    SUPPLEMENTAL RETIREMENT AGREEMENTS WITH VINCENT A. CALARCO AND
GERALD H. FICKENSCHER. In the case of Messrs. Calarco and Fickenscher, the executive's total annual benefit payable under the supplemental retirement agreement to the executive for life will be 60% and 50%, respectively, of the average total compensation (including salary and bonus) paid to the executive during the highest five years of the last ten years prior to the executive's normal retirement age.

    SUPPLEMENTAL RETIREMENT AGREEMENTS WITH ALFRED F. INGULLI, WILLIAM A. STEPHENSON AND JOSEPH B. EISENBERG. In the case of Messrs. Ingulli, Stephenson and Eisenberg, the executive's retirement benefits under each supplemental agreement supplement the benefit paid to the executive under a Uniroyal Chemical Company, Inc. ("Uniroyal") defined benefit pension plan so that the total annual benefit payable to the executive will be 55% of the average total compensation (including salary and bonus) paid to the executive during the highest five years of the last ten years prior to the executive's retirement or, at their election, Messrs. Ingulli and Eisenberg may receive a lump sum payment earned under a previous supplemental retirement agreement with Uniroyal.

    PROVISIONS FOR REDUCED PAYMENTS UNDER THE SUPPLEMENTAL RETIREMENT AGREEMENTS. A supplemental benefit in a reduced amount may be payable in the event of termination of employment prior to normal retirement age. At any time after the date on which benefit payments commence, the executive may elect to receive a single lump sum equal to 90% of the actuarial equivalent of the benefit otherwise payable to the executive. An executive may elect to have the executive's supplemental benefit under the agreement paid in a form which will provide for the continuation of benefits, to a beneficiary selected by the executive, upon the executive's death after retirement. Each agreement also provides for the payment of a reduced benefit to the executive's beneficiary in the event of the executive's death prior to normal retirement age and for the payment of disability benefits in addition to those available under the Company's regular disability insurance program. Benefits under each agreement are not payable if the executive voluntarily terminates the executive's employment, unless such termination is the result of the executive's retirement (in the case of Mr. Calarco, on or after reaching age 62) or is with approval of the Board, and meets certain other conditions set forth in the agreement.

    The following table sets forth the estimated aggregate annual benefit payable to each of the executives named in the table under the executive's supplemental retirement agreement and from Uniroyal's defined benefit pension plan upon retirement at or after normal retirement age based on each executive's compensation history to date and assuming payment of such benefit in the form of a life annuity:

                                            ESTIMATED ANNUAL
                                             RETIREMENT
            NAME OF INDIVIDUAL                BENEFIT
------------------------------------------      --------
Vincent A. Calarco                              $846,500
Alfred F. Ingulli                                270,848
William A. Stephenson                            228,195
Gerald H. Fickenscher                            142,000
Joseph B. Eisenberg                              210,670

EMPLOYMENT AGREEMENTS

    EMPLOYMENT AGREEMENT WITH VINCENT A. CALARCO. Mr. Calarco is employed pursuant to an employment agreement which was amended and restated in May 1999. The agreement provides for Mr. Calarco's employment as Chairman of the Board, President and Chief Executive Officer for a term of three years, with automatic annual one-year extensions of the term unless the Company gives notice at least 60 days prior to the anniversary of the date of the agreement that the term will not be extended.

    The amended agreement calls for a base salary of not less than $750,000 and for Mr. Calarco's continued participation in employee benefit plans and other fringe benefit arrangements substantially as in the past. In the event
Mr. Calarco's employment is terminated by the Company other than for cause, disability, or death or by Mr. Calarco for good reason (as defined in the agreement), the Company is obligated to pay Mr. Calarco his salary to the date of termination, incentive compensation in an amount no less than the bonus paid to him for the prior year pro-rated to that date, and a lump sum termination payment equal to three times the sum of his then current salary and the highest bonus paid to him during the three years preceding his termination, to continue certain employee and fringe benefits provided under the agreement for a period of three years or until he obtains other employment and certain other benefits for the life of Mr. Calarco and his spouse, and to make certain additional payments to cover any excise tax imposed under the Internal Revenue Code on the amounts payable as a result of his termination and any legal fees incurred by Mr. Calarco in enforcing the Company's obligations under the agreement.

    EMPLOYMENT AGREEMENTS WITH ALFRED F. INGULLI, WILLIAM A. STEPHENSON AND GERALD H. FICKENSCHER. The Company has entered into employment agreements with certain other key management employees, including Messrs. Ingulli, Stephenson and Fickenscher. Each agreement is operative upon the occurrence of a change in control (as defined in the agreement) and is intended to encourage the executive to remain in the employ of the Company by providing the executive with greater security. Absent a change in control, the agreements do not require the Company to retain the executive or to pay the executive any specified level of compensation or benefits except that Messrs. Ingulli and Stephenson have agreements that require that they be paid severance payments in the event that they are terminated without cause or they resign for good reason (as defined in the agreements) during an annually renewable two-year period.

    In the event of a change in control, the agreements provide that there will be no change, without the executive's consent, in the salary, bonus opportunity, benefits, duties, and location of employment of the executive for a period of two or three years after the change in control. If, during such period, the executive's employment is terminated by the Company other than for cause, disability, or death or the executive resigns for good reason (as defined in the agreements), the Company will pay the executive his salary to the date of termination, incentive compensation in an amount no less than the bonus paid to the executive for the prior year pro-rated to that date, and a lump sum severance payment equal to two or three times (depending on the executive) the sum of the executive's base salary and the highest bonus paid to the executive during the three years preceding the executive's termination and will continue other employee benefits similar to those provided to the executive prior to the executive's termination for a period of two or three years or until the executive's earlier employment with another employer.

COMPENSATION OF DIRECTORS

    Members of the Board who are not employees of the Company receive the following for their services:

    * an annual retainer of $35,000 (committee chairmen receive an additional retainer of $5,000); and

    * a fee of $12,000 for Board and committee meeting service.

    Directors are reimbursed for expenses incurred in attending meetings. In addition, the Company provides accidental death and travel insurance coverage for each non-employee director.

    Each year non-employee directors may elect to defer all or any portion of their retainers and fees in the form of shares of the Company's Common Stock pursuant to the Directors Deferred Compensation Plan.

    The Crompton Corporation 1998 Long Term Incentive Plan (the "1998 Plan") provides for the issuance to non-employee directors on the date of the first meeting of the Board in the fourth quarter of each year of an option to purchase up to 20,000 shares of the Company's Common Stock. The exercise price of the options may not be less than the fair market value of the Company's Common Stock on the grant date. The options to be granted under the 1998 Plan are non-qualified options not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, and may not be exercisable more than 10 years and one month after the date of grant.

    Directors who are employees of the Company receive no additional compensation for services on the Board of Directors.

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                             APPROVAL OF SELECTION
                             OF INDEPENDENT AUDITOR

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    The Board of Directors has, subject to approval by the stockholders, selected the firm of KPMG LLP to act as auditor for the fiscal year 2002. The Board of Directors recommends a vote FOR approval, and unless otherwise directed, proxies will be voted in favor of this selection. The affirmative vote of the holders of a majority of the shares of the Company represented and entitled to vote at the meeting is required for such approval.

    Representatives of KPMG LLP will be present at the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised at the meeting.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  ----------------------------------------------------------------------------

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and stockholders who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and stockholders who own more than ten percent of such of the Company's securities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal year 2001, all filings required of its officers, directors and covered stockholders were made in compliance with applicable SEC regulations.

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                                 OTHER MATTERS

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    As of the date of this statement, the Board of Directors does not know of any matter other than those referred to in this Proxy Statement as to which action is expected to be taken at the annual meeting of stockholders.

    The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with the specification so made. If no choice is specified, such shares will be voted (i) for the election as a director of the one nominee for directorship named herein, and (ii) in favor of the selection of KPMG LLP as auditor for fiscal year 2002.

    If any business not referred to in this Proxy Statement shall properly come before the meeting, it is intended that those persons named as proxies will vote the proxies in accordance with their judgment of the best interests of the Company and its stockholders.

                                           By Order of the Board of Directors,
                                           [LOGO]
                                           Barry J. Shainman
                                           Secretary

Dated: March 29, 2002

                                                                      APPENDIX A

                                CROMPTON CORPORATION

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


COMPOSITION:         The Board of Directors annually elects, by majority vote of the directors then in office, the members, not fewer than three in number, of the Audit Committee. The Board shall designate one member to serve as chairman of the committee. Audit Committee members shall meet the requirements of the New York Stock Exchange. All members of the Audit Committee shall be Independent Directors who are financially literate, and at least one member of the committee shall have accounting or related financial management expertise.

FUNCTIONS
AND
AUTHORITY:           The functions and authority of the Audit Committee include:

                     -        Meeting periodically with the corporation's independent
                              auditor to review the scope of the annual audit, policies
                              relating to internal accounting and auditing procedures and controls, and the completed annual audit including any
                              significant comments or recommendations of the auditor
                              together with the responses of management

                     -        Meeting periodically with management to review the
                              corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures

                     -        Reviewing with the corporation's general counsel at least
                              annually legal matters that may have a material impact on
                              the financial statements, the corporation's compliance
                              policies and any significant reports or inquiries received from regulators or governmental agencies

                     -        Meeting at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions to discuss any matters they believe
                              should be brought to the attention of the committee

                     -        Exercising general oversight with respect to the adequacy
                              and effectiveness of the corporation's internal
                              administrative, business process and accounting controls

                     -        Reviewing the audited financial statements and, if so
                              determined by the committee, recommending to the Board that the audited financial statements be included in the annual report on Form 10-K

                     -        Preparing annually a report to the shareholders, as required by the Securities and Exchange Commission, to be included in the corporation's proxy statement

                     -        Evaluating together with the Board the performance of the
                              independent auditor and, if so determined by the Audit
                              Committee, recommending that the Board replace the
                              independent auditor

                     -        Recommending to the Board each year the selection of the
                              corporation's independent auditor, which firm is ultimately accountable to the Audit Committee and the Board

                     -        Reviewing the range of fees of the auditor for both audit
                              and non-audit services and approving any particular
                              non-audit services including non-compliance tax services
                              provided by the independent auditor where the cost of such services to the corporation exceeds $250,000 or where the
                              total cost of such services in any one year exceeds
                              $1,500,000, giving consideration to the possible effect that providing such non-audit services could have on the
                              auditor's independence

                     -        Receiving periodic reports from the independent auditor
                              regarding the independent auditor's independence, discussing such reports with the independent auditor, and if so
                              determined by the Audit Committee, recommending that the
                              Board take appropriate action to satisfy itself of the
                              independence of the independent auditor

                     -        Discussing with the independent auditor those matters
                              required to be communicated to audit committees by Statement of Auditing Standards (SAS) No. 61

                     -        Reviewing significant programs maintained by the corporation with respect to compliance with law and exercising oversight of the activities of the Corporate Compliance Committee

                     - Periodically reporting to the Board concerning the activities of the committee

                     -        Reviewing this charter on an annual basis and recommending to the Board appropriate modifications or additions hereto

                     It is not the duty of the Audit Committee to plan or conduct audits or to determine that the corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Finally, it is not the duty of the Audit
                     Committee to conduct investigations to assure compliance with laws and regulations and the corporation's policies and code of conduct.

MEETINGS:            The Audit Committee meets three times each year in March, July and
                     October and, as necessary, at other times during the year. In addition, in each quarter in which the corporation files or releases quarterly financial statements, the chairman of the Audit Committee will meet by telephone or in person with management and the independent auditor prior to such filing or release to determine whether there have been any significant changes in the corporation's accounting principles and whether there are any items required to be communicated by the independent auditors to the Audit Committee in accordance with SAS No. 61. Based upon the outcome of this meeting, the chairman will determine whether or not to convene a meeting of the Audit Committee prior to the filing or release of the quarterly financial statements.

                                                                                                                PLEASE MARK
                                                                                                                YOUR VOTES AS   /X/
                                                                                                                INDICATED IN
                                                                                                                THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.                         FOR THE NOMINEE             WITHHOLD AUTHORITY
                                                                               with exceptions noted           FOR THE NOMINEE

1.  Election of a director: 01 Robert A. Fox to serve as Class II director for         / /                           / /
    a term expiring in 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.  Approval of the selection by the               FOR        AGAINST          ABSTAIN        THIS PROXY IS SOLICITED ON BEHALF
    Board of KPMG LLP as                                                                      OF THE BOARD OF DIRECTORS.
    independent auditors for 2002.                 / /          / /              / /



By checking the box to the right, I consent to future delivery of         / /
annual reports, proxy statements, prospectuses and other
materials and shareholder communications electronically via the
Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is
revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services
LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my
responsibility.







SIGNATURE _________________________________________________ SIGNATURE ___________________________________ DATE ____________________

NOTE: SIGNATURE SHOULD AGREE WITH NAME STENCILED HEREON. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR ATTORNEY,
      PLEASE GIVE FULL TITLE AS SUCH. FOR JOINT ACCOUNTS OR CO-FIDUCIARIES, ALL JOINT OWNERS OR CO-FIDUCIARIES SHOULD SIGN.

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                                                   FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

       INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                 THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

    YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

              INTERNET                                        TELEPHONE                                  MAIL
      HTTP://WWW.EPROXY.COM/CK                             1-800-435-6710
Use the Internet to vote your                      Use any touch-tone telephone to               Mark, sign and date
proxy. Have your proxy card in         OR         vote your proxy. Have your proxy       OR         your proxy card
hand when you access the web                    card in hand when you call. You will                     and
site. You will be prompted to enter               be prompted to enter your control                return it in the
your control number, located in                   number, located in the box below,              enclosed postage-paid
the box below, to create and sub-                and then follow the directions given.                 envelope.
mit an electronic ballot.

                                             IF YOU VOTE YOUR PROXY BY INTERNET OR BY
                                             TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                                                        YOUR PROXY CARD.

                              CROMPTON CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

          FOR ANNUAL MEETING ON APRIL 30, 2002, AT THE DOLCE HERITAGE,
             522 HERITAGE ROAD, SOUTHBURY, CONNECTICUT, 11:15 A.M.

     The undersigned appoints VINCENT A. CALARCO, JOHN T. FERGUSON II and BARRY
J. SHAINMAN or each of them, with power of substitution, proxy and attorney for the undersigned to vote all shares of stock of Crompton Corporation that the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Corporation to be held on Tuesday, April 30, 2002, at 11:15 a.m. and any adjournments thereof, with all powers the undersigned would have if present, upon the proposals set forth on the reverse side and in their discretion on all matters properly coming before the meeting, including those described in the Notice and Proxy Statement thereof, receipt of which is acknowledged.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR WHERE NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS NOS. 1 AND 2. If the nominee for the Board of Directors named in the Proxy Statement is unavailable to serve, this Proxy will be voted for such substitute nominee as may be recommended by the Board of Directors. The Board of Directors is not aware of other matters to come before the meeting.



        CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE
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                              FOLD AND DETACH HERE